UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

BARNES & NOBLE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ 07920

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (908) 991-2665

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 27, 2024, Barnes & Noble Education, Inc. (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that the average closing price of the Company’s shares of common stock, par value $0.01 per share (the “Common Stock”), had fallen below $1.00 per share over a period of 30 consecutive trading days, which is the minimum average closing price required to maintain continued listing on the NYSE under Section 802.01C of the NYSE Listed Company Manual.

The notice has no immediate impact on the listing of the Common Stock. The Company intends to actively monitor the closing price of its Common Stock and will evaluate available options to cure the deficiency and regain compliance.

Under NYSE rules, the Company has a period of six months following receipt of the notice to regain compliance with the minimum share price requirement. To regain compliance, on the last trading day in any calendar month during the cure period, the Common Stock must have (i) a closing price of at least $1.00 per share and (ii) an average closing price of at least $1.00 per share over the 30-trading-day period ending on the last trading day of such month.

The Company’s Common Stock will continue to be listed and traded on the NYSE during the six-month cure period, subject to the Company’s compliance with the other listing requirements of the NYSE. The Common Stock will continue to trade under the symbol “BNED,” but will have an added designation of “.BC” to indicate that the Company currently is not in compliance with the NYSE’s continued listing requirements. If the Company is unable to regain compliance, the NYSE will initiate procedures to suspend and delist the Common Stock.

Item 7.01. Regulation FD Disclosure.

On March 1, 2024, the Company issued a press release with respect to the receipt of the notice of non-compliance from the NYSE. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated March 1, 2024

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE EDUCATION, INC.

Date: March 1, 2024	By:	/s/ Michael C. Miller
	Name:	Michael C. Miller

	Title:	Chief Legal Officer and Executive Vice President, Corporate Development & Affairs